UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2012
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
The information set forth below in Item 8.01 is incorporated herein by reference.

Item 8.01.	Other Events.
Post Holdings, Inc. (the “Company”) is publishing its restated combined financial statements for the year ended September 30, 2011 (the “Restated Financial Statements”) pursuant to this Current Report on Form 8-K/A, as previously announced on May 7, 2012. These financial statements restate the financial statements filed with the Securities and Exchange Commission included in the Company's information statement included in the Form 10 registration statement which was declared effective January 26, 2012 (the “Form 10”).  The Restated Financial Statements are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and have been restated to reflect the necessary corrections and to include an updated report of the Company's independent registered public accounting firm.  The Restated Financial Statements speak as of the date of the original filing and have not been updated to reflect events occurring after the date of the original filing.
Exhibit 99.1 sets forth necessary modifications to the risk factors disclosure contained in the Form 10 to reflect the restatement (the “Restated Risk Factors”). Exhibit 99.2 sets forth a restated Selected Historical Condensed Combined Financial Data, revised to reflect the corrections (the “Restated Selected Financial Data”).  Exhibit 99.3 sets forth a restated Management's Discussion and Analysis of Financial Condition and Results of Operations for the Restated Financial Statements (the “Restated MD&A”).
The above description of the Restated Risk Factors, Restated Selected Financial Data, Restated MD&A and Restated Financial Statements is subject to the documents attached hereto in their entirety as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.  Except as described herein, this Current Report on Form 8-K/A does not modify or update the disclosures in the Form 10 except as necessary to reflect the restatement.  Further, no significant subsequent events have occurred that should be disclosed within the documents hereto. This Current Report on Form 8-K/A and the exhibits hereto should be read in conjunction with the original Form 10 and the Company's filings made with the SEC subsequent to the filing of the Form 10.  For a discussion of the adjustments made as a result of the restatement, see Note 1 of Notes to the Combined Financial Statements.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
Exhibit 99.1	Form 10 Risk Factors (as restated)
Exhibit 99.2	Form 10 Selected Historical Condensed Combined Financial Data (as restated)
Exhibit 99.3	Management's Discussion and Analysis of Financial Condition and Results of Operations (as restated)
Exhibit 99.4	Combined Financial Statements for the Year Ended September 30, 2011 (as restated)
Exhibit 101
Interactive Data File (Restated Financial Statements for the fiscal year ended September 30, 2011 filed in XBRL). The financial information contained in the XBRL-related documents is “unaudited” and “unreviewed.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 14, 2012	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Form 10 Risk Factors (as restated)
99.2	Form 10 Selected Historical Condensed Combined Financial Data (as restated)
99.3	Management's Discussion and Analysis of Financial Condition and Results of Operations (as restated)
99.4	Combined Financial Statements for the Year Ended September 30, 2011 (as restated)
101
Interactive Data File (Restated Financial Statements for the fiscal year ended September 30, 2011 filed in XBRL). The financial information contained in the XBRL-related documents is “unaudited” and “unreviewed.”